                                    Exhibit 1
                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Schedule 13D (including any and all amendents thereto) with respect to the Common Stock of Nobel Education Dynamics, Inc., and further agree that this Agreement shall be included as an Exhibit to such joint filings.

        The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

        In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 23rd day of January 1998.

                                 KU LEARNING, L.L.C.,
                                 a Delaware limited liability company

                                   /s/   RONALD PACKARD
                                 -----------------------------------------------
                                 By:     Ronald Packard
                                 Its:    Vice President and Treasurer

                                 EDU, L.L.C.
                                 a Delaware limited liability company

                                 By:     HAMPSTEAD ASSOCIATES, L.L.C.,
                                         a Delaware limited liability company
                                 Its:    Manager

                                 By:     RIDGEVIEW ASSOCIATES, LLC,
                                         a California limited liability company
                                 Its:    Manager

                                   /s/   LOWELL J. MILKEN
                                 -----------------------------------------------
                                 By:     Lowell J. Milken
                                 Its:    Manager





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


                                 KNOWLEDGE UNIVERSE, L.L.C.,
                                 a Delaware limited liability company

                                   /s/   STANLEY E. MARON
                                 -----------------------------------------------
                                 By:     Stanley E. Maron
                                 Its:    Secretary

                                 ET HOLDINGS, L.L.C.
                                 a Delaware limited liability company

                                   /s/   STEVEN B. FINK
                                 -----------------------------------------------
                                 By:     Steven B. Fink
                                 Its:    President


                                 ET CONSOLIDATED, L.L.C.,
                                 a Delaware limited liability company

                                 By:     HAMPSTEAD ASSOCIATES, L.L.C.,
                                         a Delaware limited liability company
                                 Its:    Manager

                                 By:     RIDGEVIEW ASSOCIATES, LLC,
                                         a California limited liability company
                                 Its:    Manager

                                   /s/   LOWELL J. MILKEN
                                 -----------------------------------------------
                                 By:     Lowell J. Milken
                                 Its:    Manager

                                 HAMPSTEAD ASSOCIATES, L.L.C.,
                                 a Delaware limited liability company

                                 By:     RIDGEVIEW ASSOCIATES, LLC
                                         a California limited liability company
                                 Its:    Manager

                                   /s/   LOWELL J. MILKEN
                                 -----------------------------------------------
                                 By:     Lowell J. Milken
                                 Its:    Manager




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

                                 MOLLUSK HOLDINGS, LLC,
                                 a California limited liability company

                                 By:     CEPHALOPOD CORPORATION
                                 Its:    Manager

                                   /s/  LAWRENCE J. ELLISON
                                 -----------------------------------------------
                                 By:    Lawrence J. Ellison
                                 Its:   Chief Executive Officer

                                 CEPHALOPOD CORPORATION,
                                 a California Corporation

                                   /s/  LAWRENCE J. ELLISON
                                 -----------------------------------------------
                                 By:     Lawrence J. Ellison
                                 Its:    Chief Executive Officer

                                 LAWRENCE INVESTMENTS, LLC,
                                 a California limited liability company

                                   /s/  LAWRENCE J. ELLISON
                                 -----------------------------------------------
                                 By:     Lawrence J. Ellison
                                 Its:    Manager

                                 RIDGEVIEW ASSOCIATES, LLC,
                                 a California limited liability company

                                   /s/   LOWELL J. MILKEN
                                 -----------------------------------------------
                                 By:     Lowell J. Milken
                                 Its:    Manager


                                   /s/   MICHAEL R. MILKEN
                                 -----------------------------------------------
                                 Michael R. Milken, an individual

                                   /s/   LOWELL J. MILKEN
                                 -----------------------------------------------
                                 Lowell J. Milken, an individual

                                   /s/  LAWRENCE J. ELLISON
                                 -----------------------------------------------
                                 Lawrence J. Ellison, an individual




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